Exhibit 4.2

EXECUTION COPY

Assumption Supplemental Indenture

ASSUMPTION SUPPLEMENTAL INDENTURE, (this “Assumption Supplemental Indenture”) dated as of January 27, 2014, by and among CHS/Community Health Systems, Inc., a Delaware corporation (“Issuer”), the parties that are signatories hereto as Guarantors (each, a “Guaranteeing Party”), Credit Suisse AG, as Collateral Agent, and Regions Bank, as Trustee under the Indenture referred to below.

W I T N E S S E T H:

WHEREAS, FWCT-2 Escrow Corporation (the “Escrow Issuer”) has heretofore executed and delivered an indenture dated as of January 27, 2014 (as amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance on such date of an aggregate principal amount of $1,000,000,000 of 5.125% Senior Secured Notes due 2021 (the “Notes”) of the Escrow Issuer;

WHEREAS, Section 4.2 of the Indenture requires the Issuer and each Guaranteeing Subsidiaries to execute the Assumption Supplemental Indenture immediately after the Escrow Merger; and

WHEREAS, pursuant to Section 9.1 of the Indenture, the Issuer, any Guarantor and the Trustee are authorized to execute and deliver this Assumption Supplemental Indenture to amend or supplement the Indenture, without the consent of any Holder.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Guaranteeing Parties and the Trustee mutually covenant and agree for the benefit of the Trustee, the Collateral Agent and the Holders of the Notes as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.     Defined Terms.  As used in this Assumption Supplemental Indenture, terms defined in the Indenture or in the preamble or recitals hereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Assumption Supplemental Indenture refer to this Assumption Supplemental Indenture as a whole and not to any particular section hereof.

ARTICLE II

AGREEMENT TO BE BOUND; GUARANTEE

SECTION 2.1.     Agreement to be Bound.  Without limiting the assumption by operation of law occasioned by the Escrow Merger, the Issuer hereby becomes party to the Indenture as the “Issuer” for all purposes thereof and as such will have all of the rights and be subject to all of the obligations and agreements of the “Issuer” under the Indenture. Each of the Guaranteeing Parties hereby becomes a party to the Indenture as a “Guarantor” and as such will have all of the rights and be subject to all of the obligations and agreements of a “Guarantor” under the Indenture.

SECTION 2.2.     Guarantee.  Each of the Guaranteeing Parties agrees, on a joint and several basis with each other Guaranteeing Party, to fully, unconditionally and irrevocably Guarantee to each Holder of the Notes, the Trustee and the Collateral Agent the Guaranteed Obligations pursuant to Article X of the Indenture as and to the extent provided for therein.

ARTICLE III

MISCELLANEOUS

SECTION 3.1.     Notices.  All notices and other communications to the Guaranteeing Parties shall be given as provided in the Indenture.

SECTION 3.2.     Governing Law.  This Assumption Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 3.3.     Severability.  In case any provision in this Assumption Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

SECTION 3.4.     Benefits Acknowledged.  Each Guaranteeing Party’s Note Guarantee is subject to the terms and conditions set forth in the Indenture. Each Guaranteeing Subsidiary acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and this Assumption Supplemental Indenture and that the guarantee and waivers made by it pursuant to its Note Guarantee are knowingly made in contemplation of such benefits.

SECTION 3.5.     Ratification of Indenture; Supplemental Indentures Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Assumption Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby and entitled to the benefits hereof.

SECTION 3.6.     The Trustee and the Collateral Agent.  Neither the Trustee nor the Collateral Agent make any representation or warranty as to the validity or sufficiency of this Assumption Supplemental Indenture or with respect to the recitals contained herein, all of which recitals are made solely by the other parties hereto.

SECTION 3.7.     Counterparts.  The parties hereto may sign any number of copies of this Assumption Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Assumption Supplemental Indenture and of signature pages by facsimile or other electronic transmission shall constitute effective execution and delivery of this Assumption Supplemental Indenture as to the parties hereto and may be used in lieu of the original Assumption Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or other electronic transmission shall be deemed to be their original signatures for all purposes.

SECTION 3.8.     Execution and Delivery.  Each Guaranteeing Party agrees that its Note Guarantee shall remain in full force and effect notwithstanding any absence on each Note of a notation of any such Note Guarantee.

SECTION 3.9.     Headings.  The headings of the Articles and the Sections in this Assumption Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

2

IN WITNESS WHEREOF, the parties hereto have caused this Assumption Supplemental Indenture to be duly executed as of the date first above written.
CHS/COMMUNITY HEALTH
SYSTEMS, INC.,
By:
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
[Signature Page to the Senior Secured Notes Supplemental Indenture]

Community Health Systems, Inc. Carlsbad Medical Center, LLC
Abilene Hospital, LLC Centre Hospital Corporation
Abilene Merger, LLC CHHS Holdings, LLC
Affinity Health Systems, LLC CHS Kentucky Holdings, LLC
Affinity Hospital, LLC CHS Pennsylvania Holdings, LLC
Anna Hospital Corporation CHS Virginia Holdings, LLC
Berwick Hospital Company, LLC CHS Washington Holdings, LLC
Big Bend Hospital Corporation Clarksville Holdings, LLC
Big Spring Hospital Corporation Clarksville Holdings II, LLC
Birmingham Holdings, LLC Cleveland Hospital Corporation
Birmingham Holdings II, LLC Cleveland Tennessee Hospital Company, LLC
Blue Island Hospital Company, LLC Clinton Hospital Corporation
Blue Island Illinois Holdings, LLC Coatesville Hospital Corporation
Bluefield Holdings, LLC College Station Medical Center, LLC
Bluefield Hospital Company, LLC College Station Merger, LLC
Bluffton Health System LLC Community GP Corp.
Brownsville Hospital Corporation Community Health Investment Company, LLC
Brownwood Medical Center, LLC Community LP Corp.
Bullhead City Hospital Corporation CP Hospital GP, LLC
Bullhead City Hospital Investment Corporation CPLP, LLC
By:
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
Acting on behalf of each of the Guarantors set for above.
[Signature Page to the Supplemental Indenture for the Senior Secured Notes]

Crestwood Hospital, LLC
Frankfort Health Partner, Inc.
Crestwood Hospital LP, LLC
Franklin Hospital Corporation
CSMC, LLC
Gadsden Regional Medical Center, LLC
CSRA Holdings, LLC
Galesburg Hospital Corporation
Deaconess Holdings, LLC
Granbury Hospital Corporation
Deaconess Hospital Holdings, LLC
Granite City Hospital Corporation
Deming Hospital Corporation
Granite City Illinois Hospital Company, LLC
Desert Hospital Holdings, LLC
Greenville Hospital Corporation
Detar Hospital, LLC
GRMC Holdings, LLC
DHFW Holdings, LLC
Hallmark Healthcare Company, LLC
DHSC, LLC
Hobbs Medco, LLC
Dukes Health System, LLC
Hospital of Barstow, Inc.
Dyersburg Hospital Corporation
Hospital of Fulton, Inc.
Emporia Hospital Corporation
Hospital of Louisa, Inc.
Evanston Hospital Corporation
Hospital of Morristown, Inc.
Fallbrook Hospital Corporation
Jackson Hospital Corporation (KY)
Foley Hospital Corporation
Jackson Hospital Corporation (TN)
Forrest City Arkansas Hospital Company, LLC
Jourdanton Hospital Corporation
Forrest City Hospital Corporation
Kay County Hospital Corporation
Fort Payne Hospital Corporation
Kay County Oklahoma Hospital Company, LLC
By:
Name:
Rachel A. Seifert
Title:
Executive Vice President and
Secretary
Acting on behalf of each of the
Guarantors set for above.
[Signature Page to the Supplemental Indenture for the Senior Secured Notes]

Kirksville Hospital Company, LLC
MMC of Nevada, LLC
Lakeway Hospital Corporation
Moberly Hospital Company, LLC
Lancaster Hospital Corporation
MWMC Holdings, LLC
Las Cruces Medical Center, LLC
Nanticoke Hospital Company, LLC
Lea Regional Hospital, LLC
National Healthcare of Leesville, Inc.
Lexington Hospital Corporation
National Healthcare of Mt. Vernon, Inc.
Longview Clinic Operations Company, LLC
National Healthcare of Newport, Inc.
Longview Merger, LLC
Navarro Regional, LLC
LRH, LLC
NC-DSH, LLC
Lutheran Health Network of Indiana, LLC
Northampton Hospital Company, LLC
Marion Hospital Corporation
Northwest Arkansas Hospitals, LLC
Martin Hospital Corporation
Northwest Hospital, LLC
Massillon Community Health System LLC
NOV Holdings, LLC
Massillon Health System LLC
NRH, LLC
Massillon Holdings, LLC
Oak Hill Hospital Corporation
McKenzie Tennessee Hospital Company, LLC
Oro Valley Hospital, LLC
McNairy Hospital Corporation
Palmer-Wasilla Health System, LLC
MCSA, L.L.C.
Payson Hospital Corporation
Medical Center of Brownwood, LLC
Peckville Hospital Company, LLC
Merger Legacy Holdings, LLC
Pennsylvania Hospital Company, LLC
By:
Name:
Rachel A. Seifert
Title:
Executive Vice President and
Secretary
Acting on behalf of each of the
Guarantors set for above.
[Signature Page to the Supplemental Indenture for the Senior Secured Notes]

Phillips Hospital Corporation
Phoenixville Hospital Company, LLC
Pottstown Hospital Company, LLC
QHG Georgia Holdings, Inc.
QHG Georgia Holdings II, LLC
QHG of Bluffton Company, LLC
QHG of Clinton County, Inc.
QHG of Enterprise, Inc.
QHG of Forrest County, Inc.
QHG of Fort Wayne Company, LLC
QHG of Hattiesburg, Inc.
QHG of Massillon, Inc.
QHG of South Carolina, Inc.
QHG of Spartanburg, Inc.
QHG of Springdale, Inc.
QHG of Warsaw Company, LLC
Quorum Health Resources, LLC
Red Bud Hospital Corporation
Red Bud Illinois Hospital Company, LLC
Regional Hospital of Longview, LLC
River Region Medical Corporation
Roswell Hospital Corporation
Ruston Hospital Corporation
Ruston Louisiana Hospital Company, LLC
SACMC, LLC
Salem Hospital Corporation
San Angelo Community Medical Center, LLC
San Angelo Medical, LLC
San Miguel Hospital Corporation
Scranton Holdings, LLC
Scranton Hospital Company, LLC
Scranton Quincy Holdings, LLC
Scranton Quincy Hospital Company, LLC
Shelbyville Hospital Corporation
Siloam Springs Arkansas Hospital Company, LLC
Siloam Springs Holdings, LLC
Southern Texas Medical Center, LLC
Spokane Valley Washington Hospital Company, LLC
Spokane Washington Hospital Company, LLC
Tennyson Holdings, LLC

By: /s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
Acting on behalf of each of the Guarantors set for above.

[Signature Page to the Supplemental Indenture for the Senior Secured Notes]

Tooele Hospital Corporation
Watsonville Hospital Corporation
Tomball Texas Holdings, LLC
Waukegan Hospital Corporation
Tomball Texas Hospital Company, LLC
Waukegan Illinois Hospital Company, LLC
Triad Healthcare Corporation
Weatherford Hospital Corporation
Triad Holdings III, LLC
Weatherford Texas Hospital Company, LLC
Triad Holdings IV, LLC
Webb Hospital Corporation
Triad Holdings V, LLC
Webb Hospital Holdings, LLC
Triad Nevada Holdings, LLC
Wesley Health System LLC
Triad of Alabama, LLC
West Grove Hospital Company, LLC
Triad of Oregon, LLC
WHMC, LLC
Triad-ARMC, LLC
Wilkes-Barre Behavioral Hospital Company, LLC
Triad-El Dorado, Inc.
Wilkes-Barre Holdings, LLC
Triad-Navarro Regional Hospital Subsidiary, LLC
Wilkes-Barre Hospital Company, LLC
Tunkhannock Hospital Company, LLC
Williamston Hospital Corporation
VHC Medical, LLC
Women & Children’s Hospital, LLC
Vicksburg Healthcare, LLC
Woodland Heights Medical Center, LLC
Victoria Hospital, LLC
Woodward Health System, LLC
Virginia Hospital Company, LLC
York Pennsylvania Holdings, LLC
Warren Ohio Hospital Company, LLC
York Pennsylvania Hospital Company, LLC
Warren Ohio Rehab Hospital Company, LLC
Youngstown Ohio Hospital Company, LLC
By:
Name:
Rachel A. Seifert
Title:
Executive Vice President and
Secretary
Acting on behalf of each of the
Guarantors set for above.
[Signature Page to the Supplemental Indenture for the Senior Secured Notes]

BROWNWOOD HOSPITAL, L.P.
By: Brownwood Medical Center, LLC
Its: General Partner
COLLEGE STATION HOSPITAL, L.P.
By: College Station Medical Center, LLC
Its: General Partner
LONGVIEW MEDICAL CENTER, L.P.
By: Regional Hospital of Longview, LLC
Its: General Partner
NAVARRO HOSPITAL, L.P.
By: Navarro Regional, LLC
Its: General Partner
QHG GEORGIA, LP
By: QHG Georgia Holdings II, LLC
Its: General Partner
VICTORIA OF TEXAS, L.P.
By: Detar Hospital, LLC
Its: General Partner
By:
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
Acting on behalf of each of the General Partners of the Guarantors set forth on this page.
[Signature Page to the Supplemental Indenture for the Senior Secured Notes]

Amory HMA, LLC

Bartow HMA, LLC

Biloxi H.M.A., LLC

Brandon HMA, LLC

Brevard HMA Holdings, LLC

Brevard HMA Hospitals, LLC

Campbell County HMA, LLC

Carlisle HMA, LLC

Carolinas JV Holdings General, LLC

Central Florida HMA Holdings, LLC

Central States HMA Holdings, LLC

Chester HMA, LLC

Citrus HMA, LLC

Clarksdale HMA, LLC

Cocke County HMA, LLC

Florida HMA Holdings, LLC

Fort Smith HMA, LLC

Hamlet H.M.A., LLC

Health Management Associates, Inc.

Health Management General Partner, LLC

HMA Fentress County General Hospital, LLC

HMA Santa Rosa Medical Center, LLC

Hospital Management Associates, LLC

Jackson HMA, LLC

Jefferson County HMA, LLC

Kennett HMA, LLC

Key West HMA, LLC

Knoxville HMA Holdings, LLC

Lehigh HMA, LLC

Madison HMA, LLC

Melbourne HMA, LLC

Mesquite HMA General, LLC

Metro Knoxville HMA, LLC

Mississippi HMA Holdings I, LLC

Mississippi HMA Holdings II, LLC

Monroe HMA, LLC

Naples HMA, LLC

Poplar Bluff Regional Medical Center, LLC

Port Charlotte HMA, LLC

Punta Gorda HMA, LLC

By: /s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
Acting on behalf of each of the Guarantors set for above.

[Signature Page to the Supplemental Indenture for the Senior Secured Notes]

River Oaks Hospital, LLC Rockledge HMA, LLC ROH, LLC
Sebastian Hospital, LLC
Sebring Hospital Management Associates, LLC
Southeast HMA Holdings, LLC
Southwest Florida HMA Holdings, LLC
Statesville HMA, LLC
Van Buren H.M.A., LLC
Venice HMA, LLC
Winder HMA, LLC
Yakima HMA, LLC
By:
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
Acting on behalf of each of the Guarantors set for above.
[Signature Page to the Supplemental Indenture for the Senior Secured Notes]

CAROLINAS JV HOLDINGS, L.P.
By: Carolinas JV Holdings General, LLC
Its: General Partner
HEALTH MANAGEMENT ASSOCIATES, LP
By: Health Management General Partner, LLC
Its: General Partner
HMA HOSPITALS HOLDINGS, LP
By: Health Management General Partner, LLC
Its: General Partner
LONE STAR HMA, L.P.
By: Mesquite HMA General, LLC
Its: General Partner
By:
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
Acting on behalf of each of the General Partners of the Guarantors set forth on this page.
[Signature Page to the Supplemental Indenture for the Senior Secured Notes]

REGIONS BANK, as Trustee
By:
Name: Paul Williams
Title: Vice President & Trust Officer

[Signature Page to the Secured Notes Supplemental Indenture]

REGIONS BANK, as Trustee
By:
Name:
Title:
CREDIT SUISSE AG, as Collateral Agent
By:
Name:
Title.

[Signature Page to the Secured Notes Supplemental Indenture]